CINCINNATI  FINANCIAL  CORPORATION

Investor Contact: Heather J. Wietzel

513-870-2768

CINF-IR@cinfin.com

Media Contact: Joan O. Shevchik

513-603-5323

 Media_Inquiries@cinfin.com

Cincinnati Financial Corporation Expands Board and Announces Executive Team Transitions

• New chief executive and chief financial officer appointments position company for the future with forward-looking leadership

• Stecher joins expanded board of directors effective June 14, 2008

• Schiff and Benoski continuing as chairman and vice chairman, respectively

CINCINNATI, June 16, 2008 -- Cincinnati Financial Corporation (Nasdaq: CINF) today announced the appointment to the board of directors of Kenneth W. Stecher, expanding the total number of directors to 14. Stecher will stand for election at the company's 2009 annual meeting of shareholders. The board also announced new responsibilities for members of its executive team, rotating and expanding several department-level assignments.

John J. Schiff, Jr., CPCU, chairman and chief executive officer, commented, “The boards of Cincinnati Financial and its subsidiaries are acting to advance long-term plans that assure continuity of our values, commitments and operations. These changes support development and progression of future executive team candidates. We are blessed to have transitions occurring in the normal course that give us opportunities to place proven leaders in the business areas where we believe their individual talents and skills may produce the most benefit. At the same time, we are revising reporting relationships for new efficiencies.”

The executive team, effective July 1, 2008 (see attached table for additional subsidiary details):

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John J. Schiff, Jr., CPCU, continues as chairman of the board for Cincinnati Financial and assumes chairmanship of the insurance subsidiaries.

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Kenneth W. Stecher, current chief financial officer and newly appointed director, is promoted to president and chief executive officer for Cincinnati Financial and its lead insurance subsidiary, The Cincinnati Insurance Company. This action separates the chairman and chief executive officer roles.

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James E. Benoski continues as vice chairman of the board for Cincinnati Financial and all property casualty subsidiaries. The role of president is moving to Stecher, reflecting Benoski’s intention to transition toward retirement at a yet unspecified date.

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Steven J. Johnston, FCAS, MAAA, CFA, is joining the company as chief financial officer for Cincinnati Financial and subsidiaries, effective July 1, 2008. He also is moving to Stecher’s previous roles as treasurer and secretary for Cincinnati Financial and secretary for its subsidiaries. Johnston, former chief financial officer of State Auto Financial Corporation, has more than 25 years of property casualty insurance and financial leadership experience, including a broad background in accounting and finance, actuarial, reinsurance, technology, investments and management of investor and ratings agency relationships.

Stecher commented, “I’m deeply honored to lead the company and pleased with the tremendous support I know I’ll receive from the entire leadership team. I’ll benefit from Jim’s wise mentorship and Jack’s keen focus on our customers - the local independent insurance agents who bring Cincinnati policies and services to their clients in communities across the country.

“Steve, our new chief financial officer, should quickly be up to speed, thanks to his strong qualifications that so closely parallel our needs. He is a seasoned insurance professional who has earned respect within our industry and whose values match those shared by our company leaders and associates.

“Further, I’m grateful for those who have accepted the challenge to move into new leadership positions or reporting relationships to help me move our company forward. With these changes, and with established leaders in areas that aren’t currently transitioning, we have the right team in place to bring us continued growth and profitability.”

Additional executive officers promoted or moving to expanded or different responsibilities effective immediately:

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Eric N. Mathews, CPCU, AIAF, vice president of Cincinnati Financial and senior vice president – Corporate Accounting for the insurance subsidiaries, is promoted to the additional, new position of principal accounting officer.

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Jacob F. Scherer, senior vice president of the insurance subsidiaries, is promoted to executive vice president. He continues to head up insurance sales and marketing.

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Thomas A. Joseph, CPCU, senior vice president, is promoted to president of The Cincinnati Casualty Company and moves to head up personal insurance operations. Additionally, he continues as the lead for the company’s reinsurance treaties. Joseph previously was in charge of commercial insurance.

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Charles P. Stoneburner II, CPCU, senior vice president, moves to head up commercial insurance operations. Stoneburner previously was in charge of Field Claims.

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Larry R. Plum, CPCU, ARe, senior vice president, moves to a new position heading up government relations and special projects serving the executive team. He previously was in charge of personal insurance.

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Martin J. Mullen, CPCU, vice president, is promoted to senior vice president and assuming a new position with oversight of both Field Claims and Headquarters Claims. He also is joining the executive officer group. He previously was manager of casualty claims.

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Timothy L. Timmel, senior vice president, continues to head up Operations. Several additional operating departments now report to Timmel.

Stecher concluded, “In making these changes, we reaffirm our mission as a company dedicated to strengthening the advantages of our local independent agencies as they work to meet the insurance needs of businesses and families in their communities. Our executive team and leadership team aspire to heighten the company’s competitive points of difference and achieve industry-leading growth and profitability. Our foundation is strong, giving new generations every opportunity to keep building and add value.”

Cincinnati Financial Corporation offers property and casualty insurance, our main business, through our three standard market companies, The Cincinnati Insurance Company, The Cincinnati Indemnity Company and The Cincinnati Casualty Company. The Cincinnati Specialty Underwriters Insurance Company provides excess and surplus lines property and casualty insurance. The Cincinnati Life Insurance Company markets life and disability income insurance and annuities. CSU Producer Resources Inc., is our excess and surplus lines brokerage, serving the same local independent agencies that offer our standard market policies. CFC Investment Company offers commercial leasing and financial services. CinFin Capital Management Company provides asset management services to institutions, corporations and nonprofit organizations. For additional information about the company, please visit www.cinfin.com.

Mailing Address:

Street Address:

P.O. Box 145496

6200 South Gilmore Road

Cincinnati, Ohio 45250-5496

Fairfield, Ohio 45014-5141

June 16, 2008

This is our “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995. Our business is subject to certain risks and uncertainties that may cause actual results to differ materially from those suggested by the forward-looking statements in this report. Some of those risks and uncertainties are discussed in our 2007 Annual Report on Form 10-K, Item 1A, Risk Factors, Page 21. Although we often review and update our forward-looking statements when events warrant, we caution our readers that we undertake no obligation to do so.

Factors that could cause or contribute to such differences include, but are not limited to:

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Unusually high levels of catastrophe losses due to risk concentrations, changes in weather patterns, environmental events, terrorism incidents or other causes

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Increased frequency and/or severity of claims

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Sustained decline in overall stock market values negatively affecting the company’s equity portfolio and book value; in particular a sustained decline in the market value of Fifth Third shares, a significant equity holding

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Securities laws that could limit the manner, timing and volume of our investment transactions

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Recession or other economic conditions or regulatory, accounting or tax changes resulting in lower demand for insurance products

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Events, such as the subprime mortgage lending crisis, that lead to:

o

Significant decline in the value of a particular security or group of securities, such as our financial sector holdings, and impairment of the asset(s)

o

Significant decline in investment income due to reduced or eliminated dividend payouts from a particular security or group of securities

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Prolonged low interest rate environment or other factors that limit the company’s ability to generate growth in investment income or interest-rate fluctuations that result in declining values of fixed-maturity investments

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Inaccurate estimates or assumptions used for critical accounting estimates

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Events or actions, including unauthorized intentional circumvention of controls, that reduce the company’s future ability to maintain effective internal control over financial reporting under the Sarbanes-Oxley Act of 2002

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Changing consumer buying habits and consolidation of independent insurance agencies that could alter our competitive advantages

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Events or conditions that could weaken or harm the company’s relationships with its independent agencies and hamper opportunities to add new agencies, resulting in limitations on the company’s opportunities for growth, such as:

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Downgrade of the company’s financial strength ratings

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Concerns that doing business with the company is too difficult or

o

Perceptions that the company’s level of service, particularly claims service, is no longer a distinguishing characteristic in the marketplace

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Delays or inadequacies in the development, implementation, performance and benefits of technology projects and enhancements

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Ability to obtain adequate reinsurance on acceptable terms, amount of reinsurance purchased, financial strength of reinsurers and the potential for non-payment or delay in payment by reinsurers

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Increased competition that could result in a significant reduction in the company’s premium growth rate

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Underwriting and pricing methods adopted by competitors that could allow them to identify and flexibly price risks, which could decrease our competitive advantages

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Personal lines pricing and loss trends that lead management to conclude that this segment could not attain sustainable profitability, which could prevent the capitalization of policy acquisition costs

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Actions of insurance departments, state attorneys general or other regulatory agencies that:

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Restrict our ability to exit or reduce writings of unprofitable coverages or lines of business

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Place the insurance industry under greater regulatory scrutiny or result in new statutes, rules and regulations

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Increase our expenses

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Add assessments for guaranty funds, other insurance related assessments or mandatory reinsurance arrangements; or that impair our ability to recover such assessments through future surcharges or other rate changes

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Limit our ability to set fair, adequate and reasonable rates

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Place us at a disadvantage in the marketplace or

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Restrict our ability to execute our business model, including the way we compensate agents

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Adverse outcomes from litigation or administrative proceedings

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Unforeseen departure of certain executive officers or other key employees due to retirement, health or other causes that could interrupt progress toward important strategic goals or diminish the effectiveness of certain longstanding relationships with insurance agents and others

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Investment activities or market value fluctuations that trigger restrictions applicable to the parent company under the Investment Company Act of 1940

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Events, such as an epidemic, natural catastrophe, terrorism or construction delays, that could hamper our ability to assemble our workforce at our headquarters location

Further, the company’s insurance businesses are subject to the effects of changing social, economic and regulatory environments. Public and regulatory initiatives have included efforts to adversely influence and restrict premium rates, restrict the ability to cancel policies, impose underwriting standards and expand overall regulation. The company also is subject to public and regulatory initiatives that can affect the market value for its common stock, such as recent measures affecting corporate financial reporting and governance. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

June 16, 2008

Executive Officers – Cincinnati Financial Corporation

By-company detail for corporate and subsidiary officers mentioned in this release.  Abbreviations: Cincinnati Financial Corporation (CFC), The Cincinnati Insurance Company (CIC), The Cincinnati Indemnity Company (CID), The Cincinnati Casualty Company (CCC), The Cincinnati Specialty Underwriters Insurance Company Inc. (CSU), The Cincinnati Life Insurance Company (CLIC), CFC Investment Company (CFC-I), CinFin Capital Management Company (CCM), CSU Producer Resources Inc. (C-SUPR). Note: CFC, CIC, CCC and CID boards approved nominations on June 14, 2008. Other subsidiary nominations are submitted to appropriate boards for action by July 1, 2008.

Executive Team (age*) (as of July 1, 2008)	Title (years of service with Cincinnati)	CFC	CIC	CID	CCC	CSU	CLIC	CFC-I	CCM	C-SUPR	Responsibility Changes
John J. Schiff, Jr., CPCU (64)	Chairman of the Board (22)	X	X	X	X	X	X			X	Continues as Chairman and assumes position as Chairman of subsidiaries
Kenneth W. Stecher (61)	President (40)	X	X	X		X				X	Named Director of Cincinnati Financial Corporation. Promoted to President and Chief Executive Officer
	Chief Executive Officer	X	X	X	X	X	X	X		X
James E. Benoski (69)	Vice Chairman of the Board (36)	X	X	X	X	X				X	Transitioning toward retirement
Steven J. Johnston, FCAS, MAAA, CFA (48)	Chief Financial Officer	X	X	X	X	X	X	X		X	New hire. Former Chief Financial Officer of State Auto Financial Corporation
	Treasurer	X				X			X	X
	Secretary	X	X	X	X	X	X	X		X

Executive Officers with Current Changes (age*)	Title (years of service with Cincinnati)	CFC	CIC	CID	CCC	CSU	CLIC	CFC-I	CCM	C-SUPR	Responsibility Changes
Eric N. Mathews, CPCU, AIAF (52)	Principal Accounting Officer (30)	X									Promoted to Principal Accounting Officer. Continues to head up Corporate Accounting
	Vice President, Asst. Secretary and Asst. Treasurer	X
	Senior Vice President		X	X	X	X	X
Jacob F. Scherer (55)	Executive Vice President (24)		X	X	X		X				Promoted to Executive Vice President. Continues to head up Sales & Marketing, adding oversight of Research & Development and Meetings & Travel
Thomas A. Joseph, CPCU (52)	President (31)				X						Promoted to President of CCC. Heading up personal insurance and continuing as lead on reinsurance treaties
	Senior Vice President		X	X
Charles P. Stoneburner II, CPCU (55)	Senior Vice President (27)		X	X	X						Moving to head up commercial insurance, adding oversight of Staff Underwriting, Machinery & Equipment, Loss Control, Premium Audit

June 16, 2008

Executive Officers with Current Changes (age*)	Title (years of service with Cincinnati)	CFC	CIC	CID	CCC	CSU	CLIC	CFC-I	CCM	C-SUPR	Responsibility Changes
Larry R. Plum, CPCU, ARe (62)	Senior Vice President (20)		X	X	X						Moving to head up Government Relations and special projects for the executive team
Martin J. Mullen, CPCU (52)	Senior Vice President (30)		X	X	X						Promoted to senior vice president, assuming new position with oversight of Headquarters Claims and Field Claims, including Special Investigations and Claims Administration
Timothy L. Timmel (60)	Senior Vice President (37)		X	X	X		X	X			Continuing to head up Operations, adding oversight of Regulatory & Consumer Relations, Administrative Services, Data Entry, Maintenance, Printing and Security

Additional Executive Officers – unchanged (age*)	Title (years of service with Cincinnati)	CFC	CIC	CID	CCC	CSU	CLIC	CFC-I	CCM	C-SUPR	Area of Responsibility
Donald J. Doyle, Jr., CPCU (41)	Senior Vice President (19)		X	X	X	X				X	Excess & Surplus Lines
Craig W. Forrester, CLU (49)	Senior Vice President (25)		X	X	X		X				Information Technology
Martin F. Hollenbeck, CFA, CPCU (49)	Senior Vice President (20)	X									Investments
	President							X	X
	Chief Operating Officer							X
	Vice President		X	X	X		X
David H. Popplewell, FALU, LLIF (64)	President and Chief Operating Officer (11)						X				The Cincinnati Life Insurance Company
Joan O. Shevchik, CPCU, CLU (58)	Senior Vice President (23)		X	X	X						Corporate Communications

* as of June 16, 2008

June 16, 2008